Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the board of directors of Potlatch Corporation, a Delaware corporation formerly named Potlatch Holdings, Inc., hereby constitutes and appoints L. Pendleton Siegel, Gerald L. Zuehlke, Ralph M. Davisson, Pamela Mull and Malcolm A. Ryerse, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead and in any and all capacities, with full powers to each of them to sign for him or her each of the following:

1.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 33-54515) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

2.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-12017) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

3.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-17145) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

4.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-28079) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

5.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-42808) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

6.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-42806) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney; and

7.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-74956) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney.

8.	The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-130507) and any and all amendments to such Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney.

This Power of Attorney may be executed in counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

Dated: February 10, 2006	/s/ L. Pendleton Siegel L. Pendleton Siegel

Dated: February 10, 2006	/s/ Boh A. Dickey Boh A. Dickey

Dated: February 10, 2006	/s/ William L. Driscoll William L. Driscoll

Dated: February 10, 2006	/s/ Ruth Ann M. Gillis Ruth Ann M. Gillis

Dated: February 10, 2006	/s/ Jerome C. Knoll Jerome C. Knoll

Dated: February 10, 2006	/s/ Lawrence S. Peiros Lawrence S. Peiros

Dated: February 10, 2006	/s/ Gregory L. Quesnel Gregory L. Quesnel

Dated: February 10, 2006	/s/ Michael T. Riordan Michael T. Riordan

Dated: February 10, 2006	/s/ Judith M. Runstad Judith M. Runstad

Dated: February 10, 2006	/s/ Dr. William T. Weyerhaeuser Dr. William T. Weyerhaeuser